EXHIBIT 10.11
-------------


                           FUNDING AGREEMENT


     THIS FUNDING AGREEMENT (this "Agreement") is entered into as of the 29th day of October, 2002, by and among Kaanapali Land, LLC, a Delaware limited liability company ("Kaanapali Land"), Amfac Finance Limited Partnership, an Illinois limited partnership ("AFLP"), AF Investors, LLC, a Delaware limited liability company ("AFI"), Amfac Hawaii, LLC, a Hawaii limited liability company ("AHI"), Pioneer Mill Company, Limited, a Hawaii corporation ("PMCo") and Amfac Property Investment Corp., a Hawaii corporation ("APIC").


                         W I T N E S S E T H:

     WHEREAS, FHT Corporation, an Arizona corporation ("FHTC"), together with certain other affiliates (collectively with FHTC, the "Debtors") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"); and,

     WHEREAS, the Second Amended Joint Plan of Reorganization of the Debtors, a copy of which has been provided to this Company (the "Plan") has been confirmed by the Bankruptcy Court and the Plan is expected to become effective on or about November 12, 2002 (the "Plan Effective Date"); and,

     WHEREAS, among the Debtors are AHI and PMCo; and,

     WHEREAS, in consummation of the Plan, prior to the Plan Effective Date, Northbrook Corporation, a Delaware corporation ("Northbrook"), the current parent of Kaanapali Land, which is a significant limited partner of AFLP, will merge with and into FHTC (the "Northbrook Merger"), with FHTC as the surviving corporation (FHTC, from and after the time of the Northbrook Merger, being referred to herein as "New FHTC"); and,

     WHEREAS, further in consummation of the Plan, after the Plan
Effective Date, New FHTC will merge into and with Kaanapali Land (the "Kaanapali Land Merger"), and as a consequence thereof, Kaanapali Land will succeed to Northbrook's interest in AFLP; and,

     WHEREAS, APIC owns two 18-hole golf courses, known collectively as the "Royal Kaanapali Golf Courses" (and individually referred to as the "North Course" and the "South Course"), located at Kaanapali, Maui, Hawaii, together with a club house, various other improvements, personal property related thereto (the "Golf Courses"), and two improved or partially improved parcels adjacent or nearly adjacent to the Golf Courses; and,

     WHEREAS, on June 25, 1991, the Employees' Retirement System of the State of Hawaii, a governmental agency of the State of Hawaii (the "ERS") made a loan to APIC, PMCo, and Amfac/JMB Hawaii, Inc. (now AHI) (as used herein, the term "Borrowers" shall both mean and include APIC, PMCo, and AHI (and shall include, as applicable, AHI's predecessor and AHI under its current and former names)) in the amount of $66,000,000 (the "Loan"); and,

     WHEREAS, the Borrowers and certain other parties related to the Borrowers and ERS wish to settle all matters concerning the Loan and have negotiated and are expected to shortly enter into a certain Settlement Agreement (the "Settlement Agreement") whereby, among other things, the ERS will be permitted to foreclose on its security for the Loan, the Borrowers (and certain affiliates) and ERS will each enter into a variety of ancillary agreements (the "Ancillary Agreements") whereby each party grants certain property rights (and various other rights and remedies) to other parties under the Agreement, and each party will, upon the Closing under the Settlement Agreement, release any and all existing claims against the other parties relating to the Loan; and,

     WHEREAS, as a material inducement to consummating the Settlement Agreement, APIC has agreed to execute and deliver a certain Guaranty (the "Guaranty") to ERS, which guaranties the payment and performance of all obligations of APIC under the Loan to ERS; and,

     WHEREAS, in satisfaction of certain of APIC's obligations under the Guaranty, the Settlement Agreement provides that the ERS will receive certain cash payments and the conveyance of certain non-mortgaged parcels of land from APIC, which cash payments will be placed in escrow upon court approval of the Settlement Agreement and paid to ERS upon the Closing thereunder, and which amounts include, among other things (1) a payment of $250,000, (2) the funding of a "Construction Escrow Deposit" of $585,750 to fund certain construction costs relating to the reconfiguration of the 9th hole of the South Course, (3) the deposit of $445,033.94 into escrow for the payment of certain pre-receivership creditor claims as specified in the Settlement Agreement, and (4) certain other fees and other ancillary amounts; and,

     WHEREAS, ERS has required as a condition to the Settlement Agreement that the certain of APIC's obligations under the Settlement Agreement and the Guaranty be paid by an entity other than APIC; and,

     WHEREAS, Kaanapali Land, which upon consummation of the Kaanapali
Land Merger will also become the direct or indirect parent of AHI and PMCo and certain other entities and, as a consequence thereof and by virtue of succeeding to the interest of Northbrook in AFLP, has an interest in settling claims against such entities and in maximizing the value of the properties owned by such entities in the vicinity of the Golf Courses, which value is expected to be enhanced by the various property and contract rights that such entities will obtain under the Settlement Agreement; and,

     WHEREAS, pursuant to the foregoing, Kaanapali Land has a real and substantial interest in the consummation of the Settlement Agreement and the has agreed to act as the "Funding Entity" under the Settlement Agreement in order to induce ERS to execute and deliver same, and pay all amounts that the Funding Entity expressly agrees to pay under the Settlement Agreement, which amounts are paid on behalf of APIC in partial satisfaction of APIC's obligations under the Guaranty (collectively, all such cash payments being referred to herein as the "APIC Guaranty Payments"); and,

     WHEREAS, AFLP is the non-managing partner of AFI, which in turn owns approximately 83.33% of the issued and outstanding shares of APIC (the "APIC Shares"), with approximately 8.33% of the APIC Shares being owned by AHI and approximately 8.33% of the APIC Shares being owned by PMCo; and,

     WHEREAS, in order to induce Kaanapali Land to act as Funding Agent with respect to the APIC Guaranty Payments, APIC, AHI, PMCo, AFLP and AFI have agreed to enter into this Agreement to reflect their respective undertakings with respect to same; and,

     WHEREAS, this Agreement shall be contingent upon the occurrence of the Plan Effective Date.

     NOW, THEREFORE, in consideration of the premises and the covenants of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:

     1.    COMMITMENTS BY KAANAPALI LAND, AHI AND PMCO.

           A. FUNDING ENTITY OBLIGATIONS. Kaanapali Land hereby agrees that it will enter into the Settlement Agreement for the limited purpose of being the Funding Entity and undertaking the other agreements and obligations of Kaanapali Land that are expressly set forth in the Settlement Agreement, including payment of the APIC Guaranty Payments at such times as such payments are required under the Settlement Agreement or any Ancillary Agreement. Any amounts to be funded by Kaanapali Land pursuant to the Settlement Agreement shall be funded directly by Kaanapali Land to the ERS (or such other third parties as may be entitled to such payment thereunder), notwithstanding that such payments shall be considered as having been made in accordance with the provisions of this Section 1 as set forth below. No cash shall be paid by Kaanapali Land to APIC, AHI, PMCo or any of their affiliates on account of this Agreement.

           B.    CAPITAL CONTRIBUTIONS TO AHI AND PMCo, AND THEN APIC.
With respect to the prorata portion of the APIC Guaranty Payments (respectively, the "AHI Portion" and the "PMCo Portion") that are attributable to the APIC Shares owned by AHI and PMCo, AHI and PMCo shall immediately reimburse Kaanapali Land for the AHI Portion and the PMCo Portion as and when funded by Kaanapali Land pursuant to the Settlement Agreement. To the extent that AHI and PMCo have insufficient funds to effect such reimbursements (or insufficient amounts to fund the loans set forth in Section 1.C. below), Kaanapali Land shall cause the amounts not so reimbursed to be reflected on the books and records of the applicable entities as capital contributions one-half each to AHI and PMCo (or their successors by merger or otherwise), as applicable, with the amount so contributed to PMCo to be contributed through successive capital contributions through subsidiaries until contributed to PMCo. Kaanapali Land shall then cause AHI and PMCo, and APIC shall itself cause, the AHI Portion and the PMCo Portion, respectively, of the APIC Guaranty Payments (whether reimbursed to Kaanapali Land and/or contributed to AHI and PMCo by Kaanapali Land as set forth above) to be reflected on their books and records as a pro-rata capital contribution on account and based upon the number of the APIC Shares owned by each of AHI and PMCo relative to the total number of APIC Shares outstanding.

           C. LOANS TO AFLP. With respect to the prorata portion of the APIC Guaranty Payments (the "AFLP Portion") that is attributable to the APIC Shares owned by AFLP through its interest in AFI, AFI and AFLP shall in the first instance use all available cash to reimburse Kaanapali Land in satisfaction of as much of the AFLP Portion as practicable. To the extent that additional amounts are needed to reimburse Kaanapali Land for the AFLP Portion, AHI and PMCo hereby agree to each lend AFLP one-half of such amount. AFLP shall execute and deliver to each of AHI and PMCo on the date of first funding thereunder, promissory notes (the "Notes") in the form of EXHIBIT A attached hereto and made a part hereof, each such Note to be in a principal amount equal to the respective liquidated amount of the AFLP Portion of the APIC Guaranty Payments loaned by AHI or PMCo, as applicable, to AFLP from time to time as set forth on Schedule 1 thereof. The parties hereto hereby acknowledge and agree that the AFLP Portion of any payments made by Kaanapali Land, as Funding Agent or otherwise, under the Settlement Agreement or any other agreement executed in connection therewith, to the extent required to be funded by AHI and PMCo as additional loans hereunder, shall be considered further advances under the Notes, shall be added to the principal balance thereof and that AFLP shall be authorized to annotate
Schedule 1 of the Notes to reflect such additional advances, accrued interest under the Notes and any payments made thereon.

     2.    CAPITAL CONTRIBUTIONS BY AFLP AND AFI.  With respect to the
AFLP Portion of the APIC Guaranty Payments either reimbursed to Kaanapali Land by AFI or funded through loans to AFLP as set forth above, AFLP and AFI shall cause such amounts to be reflected on their books and records as, to the extent of the loans to AFLP, capital contributions by AFLP to AFI, and AFI and APIC shall then cause the entire amount of the AFLP Portion to be reflected on their books and records as capital contributions by AFI to APIC as a pro-rata capital contribution based upon the number of APIC Shares owned by AFI relative to the total number of APIC shares outstanding.

     3. INDEMNIFICATION BY AFLP AND APIC. APIC and AFLP each hereby further covenants and agrees to indemnify, defend and hold Kaanapali Land harmless from the AFLP Portion of any claims, demands, liabilities, judgments, damages, costs, or expenses (including, without limitation, reasonable attorney's fees and costs of litigation) in connection with or arising out of or relating to any breach of any representation, warranty or other provision of this Agreement or the Settlement Agreement by APIC or AFLP, or otherwise relating to any act or omission of APIC or AFLP arising out of the Settlement Agreement, including, without limitation, any claims for any amounts whatsoever that ERS or its affiliates may claim against Kaanapali Land that are (i) not required to be funded by Kaanapali Land under the Settlement Agreement or the documents executed by the parties in connections therewith, or (ii) whether or not required to be so funded, have not be previously paid or, if previously paid, have not been reflected as an additional advances under the Notes. For purposes of the immediately preceding sentence, the term "Kaanapali Land" shall include Kaanapali Land and its direct and indirect members, and their respective officers, directors, shareholders, trustees, beneficiaries, employees, agents, contractors, affiliates, successors and assigns.

     4.    RELEASE.

           A. For and in consideration of this Agreement (including the indemnity provided in Section 3 hereof), and for other good and valuable consideration as hereinabove expressed, the adequacy, sufficiency, and receipt of which is hereby acknowledged, APIC, on behalf of itself and itself and its successors and assigns, does hereby release, remise, quitclaim and forever discharge Kaanapali Land, AFLP, AHI, PMCo and the Debtors, and their respective officers, directors, shareholders, partners, members, managers, trustees, beneficiaries, employees, agents and contractors (collectively, the "Released Parties"), from any and all rights, claims, demands, debts, dues, sums of money, accounts, promises, trespasses, judgments, executions, actions and causes of action of any nature whatsoever, cognizable at law or in equity, which APIC now has or claims, or might hereafter have or claim, against any or all of them.

           B. This release shall be deemed to apply to all claims and other things remised, released and discharged pursuant to this Section 4 regardless of whether or not any such claim or other thing shall have been known to or anticipated by APIC on the date of this Agreement, it being the intention of the parties that the Released Parties shall not have any liability or obligation of any kind or character whatsoever to APIC by reason of any agreement made, any duty owed, or any act or failure to act occurring on or prior to the date of this Agreement, except as otherwise expressly provided herein. This Agreement shall not impair or affect any claims that any of the Released Parties may have against APIC.

           C. It is the intention of APIC in executing this Agreement that it shall be effective as a bar to each and every claim, demand, and cause of action hereinabove mentioned or implied in this Section 4; and APIC hereby knowingly and voluntarily waives any and all rights and benefits except as expressly provided for in this Agreement. APIC acknowledges and agrees that this waiver is an essential and material term of this Agreement and without such waiver this Agreement would not have been entered into.

           D. APIC understands and agrees that this Agreement is not intended to be and shall not be deemed, construed, or treated in any respect as an admission of liability by any person or entity for any purpose.

     5. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Illinois.

     6. COUNTERPARTS; AMENDMENTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Agreement may only be amended by an instrument in writing signed and delivered by all of the parties hereto.

     7. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective legal representatives, heirs, administrators, executors, successors and assigns. Without limitation of the foregoing, this Agreement shall be binding on entities succeeding to the assets and liabilities of any party hereto, whether by merger, consolidation or otherwise. No person or entity shall in any respect be deemed to be a third party beneficiary with respect to this Agreement.

     8. CAPTIONS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope of this Agreement or any provision hereof.

     9. CONTINGENCY. The parties understand and agree that the effectiveness of this agreement is contingent upon the occurrence of the Plan Effective Date. In the event that the Plan Effective Date has not occurred by the time that the first amounts must be funded by Kaanapali Land under the Settlement Agreement, the parties hereto agree to seek approval of the Bankruptcy Court for this Agreement and AHI and PMCo agree to diligently pursue such approval; provided however, that in the event that the Bankruptcy Court denies the motion of the Debtors for approval of this Agreement, no party hereto shall be under any obligation to seek a rehearing or appeal such decision. In the event that an order of the Bankruptcy Court denying approval of this Agreement becomes a final and non-appealable order, or if otherwise agreed in writing by all of the parties hereto prior to such time, this Agreement shall thereupon become null and void and of no further force or effect.

     10. NO THIRD PARTY BENEFICIARIES. The parties hereto do not intent that any other person or entity other than the parties hereto shall be, nor is any such person or entity, a third party beneficiary of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date and year first above written.


                            KAANAPALI LAND:

                            KAANAPALI LAND, LLC,
                            a Delaware limited liability company,

                            By:
                                  ------------------------------
                            Its:
                                  ------------------------------



                            APIC:

                            AMFAC PROPERTY INVESTMENT CORP.,
                            a Hawaii corporation,

                            By:
                                  ------------------------------
                            Its:
                                  ------------------------------



                            AFI:

                            AF INVESTORS, LLC,
                            a Delaware limited liability company,

                            By:
                                  ------------------------------
                            Its:
                                  ------------------------------



                            AFLP:

                            AMFAC FINANCE LIMITED PARTNERSHIP,
                            an Illinois limited partnership

                            By:   AF MANAGERS, INC.,
                                  a Delaware corporation,
                                  General Partner

                            By:
                                  ------------------------------
                            Its:
                                  ------------------------------

                            AHI:

                            AMFAC HAWAII, LLC,
                            a Delaware limited liability company,

                            By:
                                  ------------------------------
                            Its:
                                  ------------------------------



                            PMCo:

                            PIONEER MILL COMPANY, LIMITED,
                            a Hawaii corporation,

                            By:
                                  ------------------------------
                            Its:
                                  ------------------------------

                               EXHIBIT A

                            PROMISSORY NOTE




                                  ____________________, 200____

     FOR VALUE RECEIVED, the undersigned, AMFAC FINANCE LIMITED
PARTNERSHIP ("Borrower"), an Illinois limited partnership, hereby promises to pay to ____________________, a ___________ ("Payee"), the aggregate unpaid principal amount as shown either on SCHEDULE 1 attached hereto (and any continuation thereof) or in the records of the Payee (the "Principal"), ON DEMAND (the date of such demand being the "Maturity Date"). The unpaid Principal amount on any from time to time outstanding hereunder shall bear interest ("Interest") from the date any such Principal is loaned hereunder through the Maturity Date at 3.43% per annum, compounded semi-annually on December 31 and June 30 of each calendar year (the "Interest Rate"), and payable on the Maturity Date. If Borrower does not make payment of the Interest then accrued at the end of any semi-annual interest period, the accrued Interest shall be added to Principal on the last day of the applicable interest period. Notwithstanding the foregoing, if Borrower shall fail to pay the unpaid balance of the Principal on the Maturity Date as provided herein, then Interest shall accrue on such unpaid amount at the Interest Rate, plus 4% PER ANNUM, until the date upon which such unpaid amount is paid in full; provided, that whenever any payment to be made hereunder shall be due on a day other than a day when commercial banks are open for normal business in Chicago, Illinois, such payment shall be made on the next succeeding day when such banks shall be open (and such extension of time shall be included in the computation of Interest due on such day).

     Payments of Principal and Interest on this Note are to be made in lawful money of the United States of America at the principal office of Payee in Chicago, Illinois, and payable to the order of the Payee in same day funds on the day when due.

     The unpaid principal amount of this Promissory Note may be prepaid in whole or in part at any time by the Borrower without premium, penalty or costs whatsoever, provided that all accrued and unpaid interest on the principal amount so prepaid is paid at such time. In addition, this Note shall be subject to mandatory prepayment in accordance with the provisions set forth below.

     THIS NOTE IS GIVEN PURSUANT TO THAT CERTAIN FUNDING AGREEMENT, DATED AS OF OCTOBER 19, 2002, BY AND AMONG BORROWER, AF INVESTORS, LLC, AMFAC PROPERTY INVESTMENT CORP., KAANAPALI LAND, LLC, AMFAC HAWAII, LLC, PIONEER MILL COMPANY, LIMITED AND PAYEE (THE "FUNDING AGREEMENT"). Borrower and Payee acknowledge that Borrower is issuing this Note to Payee in consideration for the advances made, or which may hereafter be made, available by Payee to Borrower pursuant to the Funding Agreement. Notwithstanding the foregoing, Payee shall not at any time be under any obligation to make additional advances under this Note, except to the extent specifically provided under the Funding Agreement.

     Notwithstanding anything to the contrary contained in this Note, no director, officer, shareholder or employee of the Borrower shall have any personal liability of any kind or nature directly or indirectly in connection with this Note.

     Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and hereby assents to any extension of the time of payment, forbearance or other indulgence that may be granted by the Payee, without notice. The terms of this Promissory Note may not be modified or terminated orally, but only by an agreement in writing signed by the party to be charged.

     This Note shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be wholly performed in said State, including, but not limited to, the legality of interest rate.


                            AMFAC FINANCE LIMITED PARTNERSHIP,
                            an Illinois limited partnership

                            By:   AF MANAGERS, INC.,
                                  a Delaware corporation,
                                  General Partner


                                  By:
                                       ------------------------------

                                  Its:
                                       ------------------------------

                              SCHEDULE 1

Attached to Promissory Note dated _______________, 200____ of Amfac Finance Limited Partnership, payable to the order of _____________________________.


                          PRINCIPAL PAYMENTS

                Amount of        Unpaid
                Principal       Interest         Unpaid
                Advanced       (as of date      Principal      Notation
    Date        (Repaid)        specified)       Balance       Made by

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